UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2022

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Custody Agreement

On October 28, 2022, SuRo Capital Corp. (the “Company”) and U.S. Bank Trust Company, National Association (in such capacity, the “Securities Custodian”) entered into a custody agreement (the “Securities Custody Agreement”), pursuant to which the Securities Custodian was appointed to serve as the Company’s custodian to hold securities, loans, cash, and other assets on behalf of the Company. Either party may terminate the Securities Custody Agreement at any time upon sixty (60) days’ prior written notice.

The foregoing description of the Securities Custody Agreement is a summary only and is qualified in its entirety by reference to the text of the Securities Custody Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Document Custody Agreement

On October 28, 2022, the Company and U.S. Bank, National Association (in such capacity, the “Document Custodian”) entered into a custody agreement (the “Document Custody Agreement”), pursuant to which the Document Custodian was appointed to serve as the Company’s custodian to hold certain documents on behalf of the Company. Either party may terminate the Document Custody Agreement at any time upon sixty (60) days’ prior written notice.

The foregoing description of the Document Custody Agreement is a summary only and is qualified in its entirety by reference to the text of the Document Custody Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On October 28, 2022, in conjunction with entering into the Securities Custody Agreement and the Document Custody Agreement, the Company terminated its existing custody agreement with U.S. Bank, National Association (the “Prior Custody Agreement”), effective October 28, 2022. Other than ordinary course payments under the Prior Custody Agreement through the effective date of termination, no termination or other fees are payable in connection with the termination of the Prior Custody Agreement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Custody Agreement, dated as of October 28, 2022, by and among the Company and U.S. Bank Trust Company, National Association, as Custodian.
Exhibit 10.2	Document Custody Agreement, dated as of October 28, 2022, by and among the Company and U.S. Bank National Association, as Document Custodian.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2022	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary